Exhibit 10.1


                                     _________, 2005




PERSONAL & CONFIDENTIAL

                                     RE:   Notice of Grant
                                           Long-Term Incentives
                                           McDermott International, Inc. ("MII")

Dear Mr. ((Last_Name)):

You have been granted long-term incentives as follows:

           Date of Grant                   _______________

           Stock Options Granted           ((Options)) @ $_____

           Deferred Stock Units Granted    ((Units))

By your signature and MII's signature below, you and MII agree that these incentives are granted under and governed by the terms and conditions of the "Grant Agreements" and the 2001 Directors and Officers Long-Term Incentive Plan, all of which are attached to and made a part of this document.

Please acknowledge receipt and acceptance of said long-term incentives and the terms contained herein, including, without limitation, the paragraphs regarding Securities and Exchange Commission Requirements, by signing both this letter and the enclosed copy hereof and returning one such signed copy to McDermott International, Inc. at P. O. Box 61961, New Orleans, LA 70161-1961, Attention:
L. J. Sannino, Executive Vice President, Human Resources, Health, Safety and Environmental and marked "Personal and Confidential." Any and all of the aforesaid rights granted to you shall become void if you fail to execute and deliver a copy of this letter agreement to MII within thirty (30) days from the date hereof.

                                     Sincerely,

                                     McDERMOTT INTERNATIONAL, INC.


                                     Bruce W. Wilkinson
                                     Chairman of the Board and
                                     Chief Executive Officer



______________________________                     Date: ___________
((First_Name)) ((Last_Name))